POWER OF ATTORNEY
For Executing Forms 3, 4 and 5

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Cameron MacDougall, Lawrence A. Goodfield, Jr. and Sarah L. Watterson,
each acting alone, her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Form 3, Form 4 or Form 5, or any amendment thereto, relating to the securities of Newcastle Investment
Corp., in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on
behalf of the undersigned which may be necessary or desirable to complete the execution of such Form 3, Form 4 or Form 5, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange
Commission and any other authority; and

(3)

take any other action of any type
whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Newcastle Investment Corp. unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of September, 2016.

By:

/s/ Sara. A. Yakin
        Sara A. Yakin
Chief Operating Officer